United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2003
Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000	39-2040501
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000	39-0444025
www.mgeenergy.com/sec (Web site)
Not applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) The following exhibit is included with this Report:

Exhibit No. 99.1 - Press release of MGE Energy, Inc. issued on May 2, 2003.

Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure," and Item 12, "Disclosure of Results of Operations and Financial Condition."

On May 2, 2003, MGE Energy, Inc. (the Company) issued a press release announcing its first quarter 2003 earnings. The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

This combined Form 8-K is being filed separately by MGE Energy, Inc. and Madison Gas and Electric Company. Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. Neither registrant makes any representation as to information relating to any other registrant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc. Madison Gas and Electric Company
Date: May 2, 2003	/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President and Treasurer MGE Energy, Inc. and Madison Gas and Electric Company

MGE Energy, Inc.
Madison Gas and Electric Company

Exhibit Index to Form 8-K
Dated May 2, 2003

Exhibit No.
99.1	Press release of MGE Energy, Inc. issued on May 2, 2003.